RiverPark Funds Trust

RiverPark Short Term High Yield Fund
Institutional Class (RPHIX)
Retail Class (RPHYX)

Supplement dated April 5, 2017 to the Summary Prospectus, Prospectus and Statement of Additional Information (the “Disclosure Documents”) dated January 27, 2017.

This supplement provides new and additional information beyond that contained in the Disclosure Documents and should be read in conjunction with the Disclosure Documents.

IMPORTANT NOTICE ON PURCHASE OF FUND SHARES

Effective as of the close of business on April 5, 2017 (the “Re-Opening Date”), the RiverPark Short Term High Yield Fund (the “Fund”) will be publicly available for sale on a limited basis as set forth below.

The following groups will be permitted to purchase Fund shares after the Re-Opening Date:

1.
Shareholders of record of the Fund as of the Re-Opening Date (although if a shareholder closes all accounts in the Fund, additional investment in the Fund from that shareholder may not be accepted) may continue to purchase additional shares in their existing Fund accounts either directly from the Fund or through a financial intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund,

2.	New shareholders may open Fund accounts and purchase directly from the Fund (i.e. not through a financial intermediary), and

3.
Members of the Fund’s Board of Trustees, persons affiliated with RiverPark Advisors, LLC or Cohanzick Management, LLC and their immediate families will be able to purchase shares of the Fund and establish new accounts.

The Fund may from time to time, in its sole discretion, limit the types of investors permitted to open new accounts, limit new purchases or otherwise modify the above policy at any time on a case-by-case basis.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.